Fees Summary	Aug. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,748,437.50
Previously Paid Amount	2,827.70
Total Fee Amount	3,141.84
Total Offset Amount	0.00
Net Fee	$ 314.14